                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                            CPI AEROSTRUCTURES, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717
                                 (516) 586-5200

                    Notice of Annual Meeting of Shareholders
                             to be held May 20, 1997




To the Shareholders of CPI Aerostructures, Inc.:

         You are cordially invited to attend the Annual Meeting of the Shareholders (the "Meeting") of CPI Aerostructures, Inc. (the "Company"), which will be held at the headquarters of the Company, 200A Executive Drive, Edgewood, New York 11717, at 10:00 a.m., Eastern Standard Time, on May 20, 1997 to consider and act upon the following matters:

(1) The election of four (4) members to the Board of Directors to hold office for a one-year term or until their successors are duly elected and qualified. The persons nominated by the Board of Directors (Arthur August, Theodore J. Martines, Walter Paulick and Stanley Wunderlich) are described in the accompanying Proxy Statement.

(2) To approve an amendment to the Certificate of Incorporation of the Company to authorize 2,000,000 shares of "blank check" preferred stock, par value $.001 per share.

(3) To approve an amendment to the Certificate of Incorporation of the Company increasing the number of authorized Common Shares of the Company from 10,000,000 to 15,000,000.

(4) To approve an amendment of the Company's 1995 Stock Option Plan to increase the number of shares included therein by 300,000 Common Shares.

(5) The ratification of the appointment of Goldstein Golub Kessler & Company, P.C. as the Company's auditors for the fiscal year ending December 31, 1997.

(6) The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Only shareholders of record at the close of business on April 18, 1997, will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

         A list of shareholders entitled to vote at the Meeting will be open to examination by any shareholder, for any purpose germane to the meeting, at the offices of the Company, 200A Executive Drive, Edgewood, New York 11717, during ordinary business hours for ten days prior to the Meeting. Such list shall also be available during the Meeting.

                                       By order of the Board of Directors,


                                       Theodore J. Martines, Secretary

Date:    Edgewood, New York
         April 21, 1997

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND SHAREHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE THERE IN PERSON SHOULD THEY SO DESIRE.

                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717



                                 Proxy Statement

                         Annual Meeting of Shareholders

                                  May 20, 1997

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of CPI Aerostructures, Inc., a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company and for any adjournment or adjournments thereof (the "Meeting"), to be held at the headquarters of the Company, 20OA Executive Drive, Edgewood, New York 11717, at 10:00 a.m., Eastern Standard Time, on May 20, 1997 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors' proxy (the "Proxy"), by means of which you may indicate your votes as to each of the proposals described in this Proxy Statement, is enclosed herewith.

         All Proxies which are properly completed, signed and returned to the Company prior to the Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. The affirmative vote by holders of a plurality of the votes cast by the holders of the Company's common shares, $.001 par value (the "Common Shares"), the only shares of the Company entitled to vote at the Meeting, is required for the election of Directors and by a majority of such votes cast on the proposals to approve the increase in Common Shares included in the 1995 Stock Option Plan and to approve the selection of auditors. The affirmative vote of the majority of the holders of the outstanding Common Shares of the Company is required for the adoption of the proposed amendments to the Company's Certificate of Incorporation to (i) authorize the issuance of shares of "blank check" preferred stock, and (ii) increase the number of authorized shares of Common Shares. In the absence of contrary instructions, shares represented by such Proxy will be voted "FOR" the election of the nominees for Directors as set forth herein (Proposal 1); "FOR" the approval of an amendment to the Certificate of Incorporation authorizing the Company to issue 2,000,000 shares of "blank check" preferred stock (Proposal 2); "FOR" the approval of an amendment to the Certificate of Incorporation increasing the number of authorized Common Shares from 10,000,000 to 15,000,000 (Proposal 3); "FOR" approving the increase in the number of Common Shares of the Company included in the Company's 1995 Stock Option Plan (Proposal 4); and "FOR" the ratification of the appointment of the Company's auditors for the fiscal year ending December 31, 1997 (Proposal 5). Shares represented by proxies which are marked "abstain" for any Proposal on the proxy card and proxies which are marked to deny discretionary authority on all other matters will not be included in the vote totals, and therefore will have no effect on the vote. In addition, when brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter shall come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matter in accordance with their best judgment.

         A shareholder may revoke his Proxy at any time before it is exercised by filing with the Secretary of the Company at its executive offices in Edgewood, New York, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

         The Company has fixed April 18, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. As of the Record Date, the Company had ______ Common Shares outstanding, the only outstanding voting securities of the Company. Shareholders are entitled to one vote for each share owned upon all matters to be considered at the Meeting.

         This Proxy Statement, the accompanying Notice of Meeting of Shareholders, the Proxy and the 1996 Annual Report to Shareholders for the year ended December 31, 1996, are expected to be mailed commencing on or about April 21, 1997, to shareholders of record on the Record Date.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of the Record Date, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, hereinafter referred to as the "Exchange Act") of Common Shares by (i) each person known by the Company to be the owner of more than 5% of the outstanding Common Shares, (ii) each Director and nominee for Director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all Directors and executive officers as a group.



Name and Address of              Beneficial Shares                Percent of
Beneficial Owner(1)                  Owned (2)                Common Shares (3)

Arthur August                      1,104,000 (4)                  18.3% (5)
Theodore J. Martines                 240,000 (6)(7)                4.0% (8)
Walter Paulick                        20,000 (9)                    *
Stanley Wunderlich                    83,500 (10)                  1.4% (11)

All Directors and                  1,447,500 (11)                 23.2% (12)
Executive Officers as a
group (four persons)

*  Less than 1%

(1) The business address of each person is CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, New York 11717.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all Common Shares beneficially owned by them, subject to community property laws, where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(3) Unless otherwise indicated, based on [5,876,710] shares issued and outstanding.

(4) Includes 144,000 Common Shares which Mr. August has the right to acquire within 60 days upon exercise of options granted pursuant to the Company's 1992 Employee Stock Option Plan and the Company's 1995 Employee Stock Option Plan. Excludes an aggregate of 100,000 Common Shares owned by Mr. August's children or held in trust for Mr. August's grandchildren and 9,000 Common Shares owned by Mr. August's wife, all of which shares Mr. August disclaims beneficial ownership.

(5) Assumes, pursuant to Rule 13d-3(d)(1) of the Exchange Act, that there are 6,020,710 Common Shares outstanding.

(6) Includes 115,000 Common Shares which Mr. Martines has the right to acquire within 60 days upon exercise of options granted pursuant to both of the Company's 1992 Employee Stock Option Plan and its 1995 Employee Stock Option Plan.

(7) Excludes 75,000 Common Shares owned by Mr. Martines' wife and an aggregate of 60,000 Common Shares held in trust for three children and two grandchildren of Mr. Martines, as to all of which shares Mr. Martines disclaims beneficial ownership.

(8) Assumes, pursuant to Rule 13d-3(d)(1) of the Exchange Act, that there are 5,981,710 Common Shares outstanding.

(9) Includes 20,000 Common Shares which Mr. Paulick has the right to acquire within 60 days upon exercise of options granted pursuant to the Company's 1992 Employee Stock Option Plan.

(10) Includes 18,500 Common Shares which Mr. Wunderlich has the right to acquire within 60 days upon exercise of non-qualified stock options granted outside the Company's stock option plans and 65,000 Common Shares which Mr. Wunderlich has the right to acquire within 60 days upon exercise of non-qualified stock options granted pursuant to the Company's 1995 Employee Stock Option Plan.

(11) Assumes pursuant to Rule 13d-3(d)(1) of the Exchange Act, that there are 5,960,210 Common Shares outstanding.

(12) Includes an aggregate of 144,000, 115,000, 20,000 and 83,500 Common Shares which the individuals included in the group have the right to acquire within 60 days upon exercise of options granted pursuant to the Company's 1992 and 1995 Stock Option Plans.

(13) Assumes pursuant to Rule 13d-3(d)(1) of the Exchange Act, that there are 6,239,210 Common Shares outstanding.

Proposal 1.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is comprised of four Directors. The Board of Directors has nominated Arthur August, Theodore J. Martines, Walter Paulick and Stanley Wunderlich, each of whom currently serves as a Director, for election as Directors at the Meeting, to hold office, subject to the provisions of the Company's By-laws, for a one-year term, or until their successors are duly elected and qualified. It is intended that the accompanying form of Proxy will be voted FOR the election as Directors of the four (4) nominees named above, unless the Proxy contains contrary instructions. Proxies which direct the Proxy holders to abstain and do not direct the Proxy holders to vote for or withhold authority in the matter of electing Directors will be voted for the election of the four (4) Directors named below. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

      Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

      Set forth below is certain information, as of the Record Date, concerning each nominee.

Name                       Age               Position

Arthur August              62                Chairman of the Board of Directors,
                                             Chief Executive Officer, President
                                             and Director

Theodore J. Martines       64                Executive Vice President,
                                             Secretary/Treasurer and Director

Stanley Wunderlich         49                Director

Walter Paulick             50                Director

      Arthur August, a founder of the Company, has been the Chairman of the Board, Chief Executive Officer, President and a Director of the Company since January 1980. From 1956 to 1979, Mr. August was employed by Northrop Grumman Corporation ("Grumman"), an aerospace products manufacturer, where he last held the position of Deputy Director. Mr. August holds a degree in Aeronautical Engineering from the Academy of Aeronautics (1956), a B.S. degree in Industrial Management from C. W. Post College (1963), a Masters degree in Engineering from New York University (1965) and is a graduate of the Program for Management Development at the Harvard Graduate School of Business (1977).

      Theodore J. Martines has been the Executive Vice President, Secretary/Treasurer and a Director of the Company since December 1984. From 1957 to 1983, Mr. Martines was employed by Grumman where he last held the position of Director of Contracts and Business Analysis. From 1955 to 1957, Mr. Martines was employed by Sperry (Unisys) Corp. as a design engineer. Mr. Martines holds a degree in Mechanical Engineering from Stevens Institute of Technology and an MBA degree from Adelphi University.

     Stanley Wunderlich has been a Director of the Company since November 1995. He has served as Corporate Development Consultant to the Company since January 1995. Mr. Wunderlich is currently the Chairman of Consulting for Strategic Growth, Ltd., a financial consulting company. From November 1992 to May 1994, Mr. Wunderlich was the Chairman of Renaissance Group, Ltd., a financial consulting company. From May 1991 to October 1992, Mr. Wunderlich served as a Managing Director of Robert Todd Financial. From January 1990 to April 1991, Mr. Wunderlich was a Managing Director of American Fund Advisors, Inc.

     Walter Paulick has been a Director of the Company since April 1992. Mr. Paulick is currently a self employed financial consultant. From 1982 to November 1992, Mr. Paulick was a Vice President of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of Vice President. From 1971 to 1980, Mr. Paulick was a Vice President of National Westminster U.S.A.

     Each Director will hold office until the next Annual Meeting of shareholders or until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. Directors currently receive no cash compensation for serving on the Board of Directors other than stock options and reimbursement of reasonable expenses incurred in attending meetings.

     The Board of Directors Recommends that Shareholders Vote "FOR" the Election for the Nominees Named Above (Proposal 1).

Committees and Meetings of the Board of Directors

     The Company held two meetings of the Board of Directors during the fiscal year ended December 31, 1996. Messrs. August, Martines, Paulick and Wunderlich serve on the Company's Compensation Committee, which reviews and approves the compensation to be paid to certain officers of the Company. Messrs. Paulick (Chairman), Martines and Wunderlich also serve on the Company's Audit Committee. The Compensation Committee held one meeting during the fiscal year ended December 31, 1996. No member of the Board of Directors attended, in person or telephonically, fewer than 75% of the total number of meetings of the Board and committees thereof upon which he served during the fiscal year ended December 31, 1996.

     The Company has agreed, for a period of five years ending September 16, 1997, if so requested by Whale Securities Co., L.P., the underwriter of its initial public offering, to nominate and use its best efforts to elect a designee of such underwriter as a director of the Company, or, at the underwriter's option, as a non-voting advisor to the Company's Board of Directors. The Company's officers, directors and their affiliates, have agreed to vote their Common Shares in favor of such designee. The underwriter has not exercised its right to designate such a person.

Executive Compensation

                           SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company, a small business issuer, during the fiscal years ended December 31, 1996, 1995 and 1994, by the Company's Chief Executive Officer and the Company's only other executive officer whose total compensation exceeded $100,000.

                               Annual Compensation

   (a)              (b)              (c)                 (d)
Name and
Principal
Position           Year            Salary($)           Bonus($)

Arthur August,     1996            $271,148            $12,611
Chief Exe-         1995            $256,281                -0-
cutive Officer     1994            $193,306            $ 4,354
and President

Theodore J.        1996            $164,211            $ 5,044
Martines,          1995            $153,988                -0-
Executive          1994            $116,479            $ 1,742
Vice President
and Director

                             Long Term Compensation

                      (e)       (f)        (g)       (h)        (I)

                     Other                             Long-term
                     Annual    Restricted              Incentive
                     Compen-     Stock      Options/      Plan         All
                     sation     Award(s)      SARs      Payouts       Other
                      ($)         ($)         ($)          ($)     Compensation

Arthur August,        -0-         -0-         -0-          -0-         -0-
Chief Executive       -0-         -0-         -0-          -0-         -0-
Officer and           -0-         -0-         -0-          -0-         -0-
President

Theodore J.           -0-         -0-         -0-          -0-         -0-
Martines,             -0-         -0-         -0-          -0-         -0-
Executive Vice        -0-         -0-         -0-          -0-         -0-
President and
Director

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY END OPTION/SAR VALUES

    (a)                             (b)              (c)           (d)                      (e)

                                                                                          Value of
                                                                 Number of              Unexercised
                                                                Unexercised            In-The-Money
                                                              Options/SARs at            Options/
                                   Shares                          FYE(#)             SARs at FYE ($)
                                Acquired on         Value       Exercisable/           Exercisable/
Name                            Exercise (#)      Realized     Unexercisable           Unexercisable
----                            ------------      --------    ----------------        ----------------
Arthur August                       -0-              -0-         100,000/-0-              -0-/-0-
Theodore J. Martines                -0-              -0-          80,000/-0-              -0-/-0-


Directors Compensation

     Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings. However, the Company's two non-officer directors each received stock options from the Company, in 1996 and 1997 to purchase 5,000 Common Shares.

Employment Agreements

     Messrs. August and Martines are employed by the Company as Chairman of the Board, President and Chief Executive Officer; and Executive Vice President, Secretary and Treasurer; respectively, pursuant to employment agreements which expire on September 15, 1998. The employment agreements, entered into effective September 16, 1995, provide Messrs. August and Martines with annual base salaries of $251,942, and $157,464, respectively, during the first year, which increased at a rate of 8% per annum in the second and third years. Pursuant to their employment agreements, Mr. August and Mr. Martines are entitled to receive an annual bonus equal to 2.5% and 1%, respectively, of the Company's net income for the years ending December 31, 1995, 1996 and 1997. No bonuses were paid in 1995 and bonuses of $12,611 and $5,044 were paid to Messrs. August and Martines, respectively, for 1996.

     The agreements provide that during the term of employment with the Company, and for a period of one year thereafter, the employees will not compete with the Company or engage in any activities that would interfere with the performance of their duties as employees of the Company. The agreements provide that the Company will maintain hospital and health insurance benefits for the employees following retirement.

Employee Benefit Plans

     On February 1, 1991, the Board of Directors adopted a Qualified Sick Pay Plan (the "QSP Plan") which covers full-time executive officers and managers. The QSP Plan provides covered employees with an income during periods of disability due to sickness or injury and is funded through the purchase of disability income insurance policies.

     On September 11, 1996 the Company adopted a fully-qualified voluntary 401(k) Employees Savings Plan. Employee contributions to the plan commenced on October 1, 1996. The plan permits the Company to make voluntary contributions for the account of its employees. On January 17, 1997, the Company made a contribution to the Plan, which has been accounted for as an expense during fiscal 1996.

Stock Options

     1995 Employee Stock Option Plan

     The Company has granted options under the 1995 Employee Stock Option Plan (the "1995 Option Plan"), which currently authorizes the grant of 300,000 options, to purchase an aggregate of 300,000 Common Shares, at exercise prices ranging from $1.06 to $3.00 per share, to certain employees, executive officers, and directors of the Company including: five-year options to purchase an aggregate of 100,000 Common Shares granted to Arthur August, Chairman of the Board of Directors and Chief Executive Officer; five-year options to purchase 40,000 Common Shares to Theodore J. Martines, Executive Vice President; five-year options to purchase an aggregate of 84,000 Common Shares to Stanley Wunderlich, a Director; five-year options to purchase 5,000 Common Shares to Walter Paulick, a Director; and five-year options to 14 non-executive officer employees to purchase an aggregate of 71,000 Common Shares. As of the date hereof options to purchase 286,500 shares were outstanding and no options were available, under the 1995 Option Plan.

     1992 Employee Stock Option Plan

     As of the date hereof, a total of 318,500 options have been granted under the Company's 1992 Employee Stock Option Plan (the "1992 Plan"); 81,001 have been forfeited; options to purchase an aggregate of 216,335 Common Shares remain outstanding; and 1,501 shares remain eligible for the grant of options. Outstanding options are held by 15 different persons including options to purchase: 44,000 shares held by Arthur August, Chairman of the Board and Chief Executive Officer, exercisable at $3.00 per share; 35,000 shares held by Theodore Martines, Executive Vice President, exercisable at $3.00 per share and 40,000 shares exercisable at $1.31 per share; 5,000 shares held by Walter Paulick, a Director, exercisable at $3.00 per share and 6,000 shares exercisable at $1.00 per share and 5,000 shares exercisable at $2.00 per share; 16,000 shares held by Stanley Wunderlich, a Director, exercisable at $2.00 per share and 5,000 shares held by Craig Sakin, a former Director, exercisable at $3.00 per share.

     Other Options

     In October 1994, the Company granted an option to purchase 10,000 shares at $3.00 per share (as amended) to a consultant. On January 26,1995, the Company granted an option to purchase 120,000 Common Shares at $3.00 per share to Rickel & Associates, in consideration of business consulting services to be performed for the Company. This option was cancelled in April 1996, because of Rickel & Associates' non-performance and is the subject of a lawsuit. In January 1995, the Company also granted an option to purchase 30,000 Common Shares exercisable at $1.06 per share, of which 11,500 options were exercised by Mr. Wunderlich in December 1996. An option to purchase 20,000 Common Shares was issued to the Company's counsel in April 1995 exercisable at $2.00 per share.

Certain Relationships and Related Transactions

     As of January 1, 1996, the Company entered into a consulting agreement with Stanley Wunderlich, a director of the Company. The agreement terminates on December 31, 1997, unless sooner terminated on sixty days notice of either party. Pursuant to the agreement, Mr. Wunderlich provides the Company with financial advisory consulting services including, but not limited to, assisting with financial public relations, arranging meetings with securities analysts and money managers, rendering advice with regard to possible changes in the capitalization or corporate structure of the Company, and advising the Company in connection with potential mergers of acquisitions. In consideration for these services, Mr. Wunderlich is compensated at the rate of $5,000 per month including reasonable expenses. In addition, as further compensation for these consulting services, Mr. Wunderlich was granted options to purchase 30,000 Common Shares exercisable at $1.06 per share, and 60,000 Common Shares exercisable at $2.00 per share, the then current fair market values.

Proposal 2.    Proposed Amendment to the Certificate of Incorporation to Add
               Provisions Permitting the Board to Designate Series of Preferred
               Stock

     At the Annual Meeting, the shareholders will be asked to approve an amendment to the Certificate of Incorporation to authorize 2,000,000 shares of "blank check" preferred stock, par value $.001 ("Preferred"). The text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement and should be read in its entirety by shareholders.

"Blank Check" Preferred Stock

     The proposed provisions would vest in the Board of Directors the authority to designate one or more series of Preferred Stock. Such provisions are often referred to as "blank check" provisions, as they give the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval, to create one or more series of Preferred Stock and to determine the designations, preferences and limitations of each such series, including, but not limited to, (i) the number of shares, (ii) dividend rights, (iii) voting rights, (iv) conversion privileges, (v) redemption provisions, (vi) sinking fund provisions, (vii) rights upon liquidation, dissolution or winding up of the Company and (viii) other relative rights, preferences and limitations of such series.

     The Board of Directors believes that amending the Certificate of Incorporation to permit the Board to authorize the issuance of up to 2,000,000 shares of "blank check" preferred stock provides the Company with the flexibility to address potential future financing needs by creating a series of Preferred customized to meet the needs of any particular transaction and to market conditions. The Company also could issue Preferred Stock for other corporate purposes, such as to implement joint ventures or to make acquisitions. Although the Company is not currently considering the issuance of Preferred Stock for such financing or transactional purposes and has no present intention to issue any series of Preferred Stock, the Board and management believe that the Company should have the flexibility to issue Preferred Stock, along with its ability to issue debt and/or additional Common Shares.

     If any series of Preferred Stock authorized by the Board provides for dividends, such dividends, when and as declared by the Board of Directors out of any funds legally available therefor, may be cumulative and may have a preference over the Common Shares as to the payment of such dividends. In addition, if any series of Preferred Stock authorized by the Board so provides, in the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of each such series of the then outstanding Preferred Stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of Common Shares, a liquidation preference established by the Board of Directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for Preferred Stock, the liquidation preference of Preferred Stock and other matters, the issuance of Preferred Stock could therefore result in a reduction in the assets available for distribution to the holders of Common Shares in the event of liquidation of the Company. Holders of Common Shares do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

Unissued Stock

     The Company's authorized capital stock currently consists of 10 million Common Shares. As of the Record Date, _______ Common Shares were outstanding. The Common Shares carry no preemptive rights. The proposed amendment to authorize "blank check" preferred stock is not designed to deter or to prevent a change in control; however, under certain circumstances, the Company could use the Preferred Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company and thereby to protect the continuity of the Company's management. In addition, the issuance of additional Common Shares or Preferred Stock at below market rates would dilute the value of the outstanding securities of the Company. The Company could also privately place such shares with purchasers who might favor the Board of Directors in opposing a hostile takeover bid, although the Company has no present intention to do so. The Company does not currently have any plans, agreements, commitments or understandings with respect to the issuance of Preferred Stock. See "Certain Effects of Adoption of Proposals 2 and 3 on Holders of Outstanding Common Shares" below.

     The affirmative vote of the holders of a majority of the outstanding Common Shares present in person or by proxy and entitled to vote at the Meeting is required for approval of the adoption of the proposed amendment to the Certificate of Incorporation to authorize 2,000,000 shares of "blank check" preferred stock.

The Board of Directors Recommends That You Vote "FOR" Proposal 2.

Proposal 3.    Ratification of an Amendment to the Company's Certificate of
               Incorporation Increasing the Authorized Common Shares from
               10,000,000 to 15,000,000.

The Company's authorized capital stock currently consists of 10,000,000 Common Shares. As of the Record Date an aggregate of 8,733,177 Common Shares were issued or reserved for issuance, as follows: 5,876,710 Common Shares were outstanding, another 140,000 shares are issuable under presently outstanding option or risk of any stock option plan, 216,335 under the 1992 Employee Stock Option Plan and 286,500 under the 1995 Employee Stock Option Plan and 2,213,632 shares are issuable under presently outstanding warrants, leaving only 1,266,823 Common Shares available for issuance for other purposes. The Common Shares have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares.

     The additional Common Shares would be available for stock dividends or splits should the Board decide that it would be desirable, in light of market conditions then prevailing, to broaden the public ownership of, and to enhance the market for, the Common Shares. Additional Common Shares would also provide needed flexibility to meet future capital requirements and to take advantage of propitious market conditions and acquisition opportunities. Additional shares would also be available for issuance for these and other purposes, which include employee benefit programs, at the discretion of the Board of Directors of the Company without the delays and expenses ordinarily attendant upon obtaining further shareholder approval. To the extent required by New York law or under NASDAQ regulations, shareholder approval will be solicited in the event shares of stock are to be issued in connection with a merger. The Board of Directors has no present plans to authorize a stock split or to enter into any acquisition agreement or any other transaction involving the issuance of Common Shares.

Certain Effects of Adoption of Proposals 2 and 3 on Holders of Outstanding Common Shares

     While the Board believes that the amendments to the Company's Charter contained in Proposals 2 and 3 should be adopted for the reasons set forth above, the Board is aware that certain of these amendments could serve as measures designed to thwart change in control of the Company's management, which are commonly known as "anti-takeover" measures. The increase in the number of Common Shares and the creation of "blank check" Preferred Stock, as discussed above, can serve as anti-takeover measures.

     The general effect of the authorization and issuance of Preferred Stock, to the extent that dividends may be paid thereon, would be to reduce the amount otherwise available for payment of dividends on the Common Shares currently issued and outstanding, although no dividends have been paid by the Company to date and there is no present intention to do so in the near future. In the event that any additional Common Shares and/or newly issued Preferred Stock having limited voting rights are issued, the voting power of the Common Shares would be diluted. To the extent that a particular series of Preferred Stock is convertible into Common Shares, and/or additional shares of Common Shares may be issued, a dilution of the equity of the outstanding Common Shares could result. Holders of shares of capital stock of the Company have no preemptive rights, and accordingly have no preferential rights to purchase any Common Shares or Preferred Stock in order to maintain their percentage ownership.

     In addition, to the extent that holders of the Preferred Stock receive preferences upon dissolution, liquidation or winding up of the Company, the rights of Common Share holders to distribution of the Company's assets upon dissolution will be diminished. When considering whether to issue shares of Preferred Stock, the Board of Directors will consider various factors, including the general effect thereof upon the Common Share Holders. The Board of Directors does not intend to issue any shares of Preferred Stock except on terms which it deems to be in the best interests of the Company and its shareholders.

     The Board has made no determination with respect to the issuance of any shares of Preferred Stock and has no plans, proposals, commitments, undertakings or arrangements which would result in the issuance of any shares of the Preferred Stock.

     Although the proposed Charter Amendments (i) authorizing "blank check" Preferred Stock, and (ii) an increase in the number of authorized Common Shares are not designed to deter or prevent a change in control, under certain circumstances, the Company could, nevertheless use the Preferred Stock, as well as unissued Common Shares, to create impediments or frustrate persons seeking to effect a takeover or otherwise gain control of the Company and thereby protect the continuity of the Company's management. In addition, the issuance of Preferred Stock or additional Common Shares at below market rates would dilute the value of the Company's then outstanding securities. The Company could also place such shares privately with purchasers who might support the Company's existing Board of Directors in opposing a hostile takeover bid, although the Company has no present intention to do so. The Company does not currently have any plans, agreements, commitments or understandings with respect to the implementation of the issuance of either Preferred Stock, additional Common Shares, with the exception of outstanding options and warrants. Neither management nor the Board is considering the use of Preferred Stock or additional Common Shares for such purposes. A copy of the proposed Charter Amendment is attached as Appendix A to this Proxy Statement and should be read by shareholders in its entirety.

The Board of Directors Recommends That Shareholders Vote "FOR" Adoption of the Amendment to the Certificate of Incorporation Increasing the Number of Common Shares (Proposal 3).

PROPOSAL 4.  Amendment To 1995 Employee Stock Option Plan

     At the Annual Meeting, Shareholders will be asked to ratify amendments to the Company's 1995 Employee Stock Option Plan ("1995 Option Plan") to increase the number of shares available to be granted thereunder from 300,000 to 600,000.

     The 1995 Option Plan provides for the grant of options to qualified employees (including officers) and directors of the Company, employees of Company subsidiaries, independent contractors, consultants and other individuals. The Company currently employs approximately 25 persons and has two outside directors. The closing price of the Common Shares on March 20, 1997 was $1.75 per share.

Additional Amendment

     The Board of Directors has also amended the 1995 Option Plan to take advantage of recent changes in the law that permit the transferability of NQSOs and SARs granted in tandem with NQSOs at the discretion of the Committee. Shareholder approval is not required, however, with respect to this amendment.

Summary of 1995 Option Plan

     The following discussion, which summarizes certain provisions of the 1995 Option Plan, as amended is qualified in its entirety by reference to the text of the 1995 Option Plan. Copies of the 1995 Option Plan are available for examination at the Securities and Exchange Commission and at the principal executive offices of the Company at 200A Executive Drive, Edgewood, New York 11717.

Eligibility for Participation

     Under the 1995 Option Plan, incentive stock options ("ISOs") as defined in
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or ISOs in tandem with Stock Appreciation Rights ("SARs") which are subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39 (a)-(e), may be granted, from time to time, to officers and other employees of the Company and its subsidiaries. Non-Qualified Stock Options ("NQSOs"), not intended to qualify under Section 422(b) of the Code, may also be granted under the 1995 Option Plan to employees, officers and directors of the Company and its subsidiaries, as well as independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development of the Company's business ("Participants").

Administration

     The 1995 Option Plan is to be administered by the Board of Directors or by the Compensation Committee of the Board of Directors (referred to below as the "Committee"), which may not contain fewer than two non-employee directors (as defined in Rule 16b-3 promulgated under Section 16 of the Exchange Act) and currently consists of Messrs. August, Martines, Paulick and Wunderlich, of which Messrs. Paulick and Wunderlich are independent. The Committee has the authority, in its discretion, to determine the persons to whom options shall be granted, the character of such options, the manner of exercising and making payment for Common Shares and the number of Common Shares to be subject to each option. It is the intention of the Company that the 1995 Option Plan shall comply in all respects with Rule 16b-3. Compliance with Rule 16b-3 generally allows a Section 16(b) Participant to avoid the effect of the "short-swing" profit rules of
Section 16(b) with respect to the exercise and sale of the shares underlying the Options.

Terms of Options

     The terms of Options granted are to be determined by the Committee. Options must be granted within ten years from the date the 1995 Option Plan was adopted. Each Option is to be evidenced by a stock option agreement between the Company and the Participant, and is subject to the following additional terms and conditions:

     (a) Exercise of the Option. The Committee shall determine the time periods during which Options may be exercised. Options will be exercisable in whole or in part at any time prior to expiration, but may not expire later than ten years from the date of grant. If an ISO or an SAR granted in tandem with an ISO is granted to an individual who, immediately before the grant owns directly, or through attribution, more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, such ISO or SAR granted in tandem with an ISO shall not be exercisable after the expiration of five years from the date of grant. An Option is exercised by the Participant's giving written notice of exercise to the Company specifying the number of full Common Shares to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or, at the discretion of the Committee, by delivery of Common Shares having a fair market value equal to the option price or the delivery of a promissory note or by a combination of the above forms of payment. The ability to pay the option exercise price in Common Shares may enable a Participant to engage in a series of successive stock-for-stock exercises of an Option and thereby fully exercise an Option with little or no cash investment.

     (b) Option Price. The option price of an NQSO or an SAR in tandem with an NQSO granted pursuant to the 1995 Option Plan is determined by the Committee in its sole discretion. In no event may the option price of an ISO be less than the fair market value on the date of grant. The fair market value of an ISO shall be determined by the Committee and, if the Common Shares are listed on a national securities exchange or traded in the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the reported bid and asked prices of the Common Shares in the over-the-counter market as reported by NASDAQ, the OTC Bulletin Board or the National Quotation Bureau, Incorporated, as the case may be, on such date. ISOs or SARs granted in tandem with ISOs to holders of more than 10% of the Company's Common Shares are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Shares on the date of grant.

     (c) Vesting. The Committee will determine the time or times the Options become exercisable. The 1995 Option Plan provides, however, that with respect to holders of more than 10% of the Common Shares, such Options must become fully exercisable initially not later than five years from the date of grant, and no less than 20% of the shares subject to an Option must become exercisable in each of the first five years of the Option until fully exercisable.

     (d) Termination of Employment, Death, Disability. Except as provided in the 1995 Option Plan, upon termination of employment with the Company for any reason, a Participant may exercise its ISOs at any time within three months after the date of such termination. Other Options are not extinguished by termination without cause. Any Options granted under the 1995 Option Plan shall immediately terminate in the event the Participant is terminated for cause by the Company or any of its subsidiaries.

     If the holder of an Option dies while employed by the Company or a subsidiary or parent corporation of the Company or within three (3) months after the termination of such holder's employment, such Option may be exercised by a legatee or legatees of such holder under such individual's last will or by such individual's personal representatives within one year after death, in the case of ISOs, or through the end of the term otherwise.

     If the holder of an Option becomes disabled within the definition of
Section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation of the Company, such Option may be exercised at any time within one year after termination of such holder's employment due to the disability.

     No Option may in any event be exercised after the original expiration date of the Option.

     (e) Nontransferability of ISOs. ISOs and SARS granted in tandem with ISOs shall be nontransferable and non-assignable except by will or the laws of intestacy, and any ISO or SAR in tandem with an ISO is exercisable during the lifetime of the Participant only by the Participant, or in the event of his or her death, by a person who acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the Participant; and other Options shall be transferable at the discretion of the Committee.

     (f) Maximum Number of ISOs or SARs in Tandem with ISOs Which May Be Issued. A maximum aggregate fair market value of $100,000, determined as of the time any ISO or SAR in tandem with an ISO is granted and in the manner provided in the 1995 Option Plan, may not be exceeded for any Participant as the maximum aggregate value of (A) the Common Shares with respect to which ISOs and/or SARs in tandem with ISOs granted under the 1995 Option Plan are exercisable for the first time during any calendar year, together with (B) the Common Shares with respect to which ISOs and/or SARs in tandem with ISOs granted under ISOs qualifying as such in accordance with Section 422 of the Code were granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations. Any options granted in excess of this limit shall be deemed to be NQSO's under the 1995 Option Plan.

     An option agreement issued under the 1995 Option Plan may contain such other terms, provisions and conditions not inconsistent therewith as may be determined by the Committee.

Termination, Modification and Amendment

     The 1995 Option Plan shall terminate ten years from the date of its adoption by the Board of Directors. No Options will be granted after termination of the 1995 Option Plan.

     The Board of Directors of the Company may terminate the 1995 Option Plan at any time prior to its expiration date or make such modifications or amendments thereto from time to time as the Committee may deem advisable. The Committee may not, however, without the approval of a majority of the then outstanding shares of the Company entitled to vote thereon, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which Options may be granted under the 1995 Option Plan or materially change the standards of eligibility thereunder.

     No termination, modification or amendment to the 1995 Option Plan may adversely affect the terms of any outstanding Options without the consent of the holders thereof.

Adjustments Upon Changes in Capitalization

     In the event that the number of outstanding Common Shares is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Committee will make an appropriate adjustment in the aggregate number of Common Shares available and reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the 1995 Option Plan. Fractions of shares resulting from any such adjustment shall be further adjusted to the next higher whole number of shares.

   In the event of the dissolution or liquidation of substantially all of the assets of the Company, all outstanding Options will automatically terminate, unless otherwise provided by the Committee.

Federal Income Tax Consequences

     The following discussion is only a summary of the principal Federal income tax consequences of the grant and exercise of Options and is based on existing Federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of each Participant which may substantially alter or modify the Federal income tax consequences herein discussed.

     Generally, under current law, when an Option qualifies as an ISO under
Section 422 of the Code, (i) an employee will not realize taxable income either upon the grant or the exercise of the Option, (ii) the amount by which the fair market value of the shares acquired upon exercise of the Option at the time of exercise exceeds the option price is included in determining a Participant's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the Option Price paid therefor), upon a qualifying disposition of the shares acquired by exercise of an Option will be treated as a capital gain or loss if the shares qualify as a capital asset in the hands of the Participant, and (iv) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of an ISO or a qualifying disposition of shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if the disposition occurs more than two years after the grant of the Option and more than one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the employee will typically recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the Option Price, and (ii) the amount realized on the disqualifying disposition less the Option Price. Ordinary income from a disqualifying disposition will also constitute compensation for which withholding may be required under Federal and state law. The maximum Federal tax rate on ordinary income is greater than the Federal tax rate for long-term capital gains. Proposals have been made to decrease the marginal tax rate further on certain types of capital gains. No assurance can be given as to when, if ever, new Federal tax legislation will be enacted into law, or as to the effective date of any such legislation.

     In the case of an NQSO granted under the 1995 Option Plan, generally no income is recognized by the Participant at the time of the grant of the Option assuming such NQSO does not have a readily ascertainable fair market value. The Participant generally will recognize ordinary income upon exercise of an NQSO equal to the aggregate fair market value of the shares acquired less the Option Price. Withholding may be required, and the Company will receive an equivalent deduction, subject to the provisions of Section 162(m) of the Code relating to excessive employee remuneration. Section 162(m) disallows a deduction for an employer with respect to remuneration paid in any taxable year to an executive officer named in the Summary Compensation Table in excess of $1,000,000. For purposes of determining remuneration paid, the excess of the fair market value of the Common Shares received upon exercise of an NQSO over the exercise price is considered remuneration paid in the year of exercise unless the income is considered performance-based compensation as defined in ss.162(m) and the tax regulations.

     Shares acquired upon exercise of an NQSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, a Participant will recognize capital gain or loss if the shares constitute a capital asset in the Participant's hands. Provided the shares are held by the Participant for more than one year prior to disposition, such gain or loss will be recognized as long-term capital gain or loss. As set forth above, the maximum federal tax rate on ordinary income is currently greater than the maximum federal tax rate on long-term capital gains. To the extent a Participant recognizes a capital loss, such loss generally may offset capital gains and up to $3,000 of ordinary income. Any excess capital loss may be carried forward indefinitely.

     The grant of an SAR is generally not a taxable event for an optionee. Upon the exercise of an SAR, however, the Optionee will recognize ordinary income in an amount equal to the amount of cash and the fair market value of any Common Shares received upon such exercise, and the Company will be entitled to a deduction equal in amount.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete treatment thereof. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial and administrative interpretations at any time. In addition to the Federal income tax consequences described herein, a Participant may also be subject to state and/or local income tax consequences in the jurisdiction in which the Participant works and/or resides.

     The Board of Directors deems it to be in the best interests of the Company that the amendments be approved in order to give the Committee greater flexibility in awarding Participants Options affording them a stock interest with the opportunity to grow with the Company. The Board recommends a vote in favor of approval of the amendments to the 1995 Option Plan.

     The affirmative vote of the majority of shares represented and entitled to vote at the Annual Meeting is required to ratify the amendments to the 1995 Option Plan, except as described above.

     The Board of Directors Recommends that Shareholders Vote "FOR" Ratification of the Amendments to the 1995 Option Plan (Proposal 4).


Proposal 5.    Ratification of Appointment of Auditors


     The Board of Directors has appointed Goldstein Golub Kessler & Company, P.C. of New York, to continue as the Company's auditors and to audit the books of account and other records of the Company for the fiscal year ending December 31, 1997. The Board recommends that shareholders vote "FOR" ratification of such appointment. A representative of Goldstein Golub Kessler & Company, P.C. is expected to attend the Meeting.

     The Board of Directors Recommends Shareholders Vote For the Ratification of the Appointment of Goldstein Golub Kessler & Company, P.C. as the Company's Auditors (Proposal 5).


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposal of the Board of

Directors described in this Proxy Statement. If any other matters come before the Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company is not aware of any failures by any of its Directors, executive officers or beneficial owners of more than ten percent of the Common Shares, to file reports or report transactions pursuant to Section 16(a) of the Exchange Act in a timely manner during the Company's fiscal year ended December 31, 1996.

Expenses

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

Shareholder Proposals

     No person who intends to present a proposal for action at a forthcoming shareholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of Common Shares, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under New York law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next Annual Meeting of Shareholders, will be submitted timely only if the proposal has been received at the Company's principal executive office no later than December 22, 1997. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next Annual Meeting of Shareholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

Request for Annual Report on Form 10-KSB

     Copies of the Company's 1996 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, including the financial statements, accompany these proxy materials. Additional copies of the Company's 1996 Annual Report can be obtained without charge by shareholders (including beneficial owners of Common Shares) upon written request to Theodore J. Martines, the Company's Secretary, CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, NY 11717. The Company's EDGAR filings may be found on the Worldwide Web at www.sec.gov.

                                    By Order of the Board of Directors



                                    Theodore J. Martines
                                    Secretary


Date: Edgewood, New York
      April 21, 1997

                                                                      Appendix A

                            Certificate of Amendment
                                       of
                          Certificate of Incorporation
                                       of
                            CPI Aerostructures, Inc.


                Under Section 805 of the Business Corporation Law

     Pursuant to the provisions of Section 805 of the Business Corporation Law, the undersigned, being respectively the President and the Secretary of CPI Aerostructures, Inc., hereby certify as follows:

     FIRST: The name of the corporation is CPI Aerostructures, Ltd. (the "Corporation").

     SECOND: The certificate of incorporation of the Corporation was filed with the Department of State on January 11, 1980.

     THIRD: The amendments to the certificate of incorporation of the Corporation effected by this certificate of amendment are as follows:

         a. to authorize 2,000,000 shares of "blank check" preferred stock, par value $.001 per share;

         b. to increase the authorized Common Shares of the Corporation, par value $.001, from 10,000,000 to 15,000,000.

     FOURTH: To accomplish the foregoing amendments, the following Article of the certificate of incorporation of the Corporation is hereby amended to read as follows:

         a. Article 4 of the certificate of incorporation of the Corporation (relating to the aggregate number of shares which the Corporation is authorized to issue and the par value thereof) is hereby amended to read as follows:

             "4. The aggregate number of shares that the Corporation shall have authority to issue is (i) fifteen million (15,000,000) Common Shares, each of which shall have a par value of $.001, all of which are of the same class, and the aggregate par value of which shall be $15,000.00, and (ii) two million (2,000,000) shares of preferred stock, each of which shall have a par value of $.001 per share and the aggregate par value of which shall be $2,000.00."

     FIFTH: The foregoing amendments of the certificate of incorporation of the Corporation were duly authorized by the unanimous written consent of all the members of the Board of Directors of the Corporation, and subsequently were approved by the affirmative vote of a majority of the holders of all of the outstanding shares of the Corporation entitled to vote on said amendments of the certificate of incorporation at a meeting of shareholders.

     IN WITNESS WHEREOF, we have signed this document on this 20th day of May 1997, and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.



                               /s/ Arthur August
                                   ---------------------
                                   Arthur August
                                   President



                               /s/ Theodore J. Martines
                                   ---------------------
                                   Theodore J. Martines
                                   Secretary

                                      PROXY
                            CPI AEROSTRUCTURES, INC.

         The undersigned, a holder of Common Shares of CPI Aerostructures, Inc., a New York corporation (the "Company"), hereby appoints ARTHUR AUGUST and THEODORE J. MARTINES, and each of them, the proxies of the undersigned, each with full power to appoint their substitutes, and hereby authorizes them to attend, represent and vote for the undersigned, all of the shares of the Company held of record by the undersigned on April 18, 1997, at the Annual Meeting of Shareholders of the Company to be held at the Company's executive offices at 200A Executive Drive, Edgewood, New York 11717, at 10:00 a.m. (Eastern Standard
Time), on May 20, 1997 and any adjournment(s) thereof, as follows:

1.       ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

         [ ] FOR all nominees listed below
         [ ] WITHHOLD AUTHORITY to vote for all the nominees listed below (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW)

         Arthur August/Theodore J. Martines /Walter Paulick /Stanley Wunderlich

2. To amend the Company's Certificate of Incorporation to authorize 2,000,000 shares of "blank check" preferred stock, par value $.001 per share.

         [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

3. To amend the Company's Certificate of Incorporation to increase the number of authorized Common Shares of the Company from 10,000,000 to 15,000,000.

         [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN


4. The ratification of the amendment to the Company's 1995 Employee Stock Option Plan to increase the number of shares available to be granted thereunder from 300,000 to 600,000 Common Shares.

         [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN


5. The ratification of the appointment of Goldstein Golub Kessler & Company, P.C. as the Company's independent auditors for the fiscal year ending December 31, 1997.

         [ ] FOR                    [ ] AGAINST                [ ] ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2, 3, 4 AND 5 AND AS SUCH PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING. EACH MATTER ABOVE WAS PROPOSED BY THE BOARD OF DIRECTORS.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated April 21, 1997 relating to the Annual Meeting and the 1996 Annual Report to Shareholders.


                                    ____________________________________________


                                    ____________________________________________
                                    Signature(s) of Shareholder(s)

         The signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

Date:            , 1997

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CPI AEROSTRUCTURES, INC.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. IT IS IMPORTANT THAT YOU VOTE.